EXHIBIT 23.1

We hereby consent to the use of our audit report of Mezzanine Investment Corporation dated January 19, 2001, for the year ended December 31, 2000, in the Form 10KSB Annual Report for the year 2000.

/s/ Crouch, Bierwolf & Associates

Salt Lake City, Utah
January 19, 2001